ASSET PURCHASE AGREEMENT between RP CAPITAL GROUP, LTD as Seller and MICHAEL JAMES ENTERPRISES, INC. as Buyer August __, 2016

ARTICLE I

DEFINITIONS, RULES OF CONSTRUCTION

1.1

Definitions

1

ARTICLE II

PURCHASE AND SALE

3

2.1

Purchase and Sale

3

2.2

No Assumption of Liabilities

3

2.3

Closing

3

2.4

Pre-Closing and Closing Deliveries

3

2.5

     Post-Closing Transitional Provisions…………………………………………………………...4

ARTICLE III

SELLERS’ REPRESENTATIONS AND WARRANTIES

4

3.1

Existence; Authorization

4

3.2

Non-Contravention

4

3.3

    Title………………………………………………………..…………………….4

ARTICLE IV

BUYER’S REPRESENTATIONS AND WARRANTIES

5

4.1

Existence; Authorization

5

4.2

Non-Contravention

5

4.3

Confidentiality

5

4.4

     Independent Investigation…………...…………………………………………………..……...6

ARTICLE V

    COVENANTS OF BUYER……………………………………………………6

5.1

Access

6

ARTICLE VI

COVENANTS OF BUYER AND SELLERS

7

6.1

Reasonable Best Efforts; Further Assurances

7

6.2

Certain Actions

7

ARTICLE VII

SURVIVAL; INDEMNIFICATION

7

7.1

Survival

7

7.2

Indemnification

7

7.3

Procedures

8

7.4

Calculation of Damages

9

7.5

Assignment of Claims

9

7.6

Non-Competition………………………………………………………............................. ........9

ARTICLE VIII

DISCLAIMERS AND WAIVERS

9

8.1

No Other Representations

9

8.2

Disclaimer of Liability

9

ARTICLE IX

MISCELLANEOUS

10

9.1

Notices

10

9.2

Severability

11

9.3

Amendments and Waivers

11

9.4

Expenses

11

9.5

Successors and Assigns

11

9.6

Governing Law; Jurisdiction

11

9.7

Counterparts

11

9.8

Third Party Beneficiaries

11

9.9

Entire Agreement

11

9.10

Captions

12

9.11

Electronic and Facsimile Signatures

12

iii

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is dated August __, 2016 (the “Effective Date”), and is between RP Capital Group, Ltd. a United Kingdom entity (“RP” or “Seller") and Michael James Enterprises, Inc., a Delaware corporation (“Buyer”).  Buyer and Seller are referred to hereinafter individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Seller is the owner of, among other things, the proprietary and exclusive technology for the formulation of a therapeutic treatment for sleep apnea (collectively, the “Business”); and

WHEREAS, Buyer desires to purchase from Seller all of the assets relating only to the Business (as defined above) and Seller desires to sell such assets to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the respective covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, hereby agree as follows:

ARTICLE I
DEFINITIONS, RULES OF CONSTRUCTION

1.1

Definitions.  The following terms and phrases, as used in this Agreement, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.  The term “control”, as used in the preceding sentence, means the ownership of controlling equity interests in a Person.

“Agreement” is defined in the Recitals.

“Bill of Sale” means a Bill of Sale and Assignment between Buyer and Seller, in form and substance reasonably satisfactory to Buyer and Seller.

“Business Day” means a day other than a Saturday, Sunday or other day on which banks in New Jersey are required or authorized to close.

“Business” has the meaning set forth in the Recitals.

“Buyer” is defined in the Recitals.

“Closing” is defined in Section 2.3.

“Closing Date” is defined in Section 2.3.

“Damages” means claims, damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding).

“Dispute” means any dispute, controversy or claim (of any and every kind or type, whether based on contract, tort, statute, regulation, or otherwise) arising out of, relating to, or connected with this Agreement or the actions carried out under this Agreement, including any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement.

 “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof, any other governmental, quasi-governmental, regulatory, administrative, judicial, public or statutory department, instrumentality, authority, body, agency, commission, bureau or entity, or any arbitrator with legal authority to bind a party.

“Indemnified Party” is defined in Section 7.3(a).

“Indemnifying Party” is defined in Section 7.3(a).

“Indemnitee Threshold” is defined in Section 7.2(a).

 “Laws” means all laws, statutes, rules, regulations, ordinances, orders, decrees, requirements, judgments, and codes of Governmental Authorities.

 “Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance in respect of such property or asset.

“Minimum Claim Threshold” is defined in Section 7.4.

“Party” or “Parties” is defined in the Recitals.

 “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Potential Contributor” is defined in Section 7.5.

“Prohibited Action” is defined in Section 7.4(c)

“Purchase Price” is defined in Section 2.1.

“Purchased Assets” is defined in Section 2.1.

“Seller” is defined in the Recitals.

 “Tax” or “Taxes” means all material taxes, assessments, charges, duties, fees, levies or other governmental charges (including interest, penalties or additions associated therewith), including material income, franchise, capital stock, real property, personal property, tangible, withholding, employment, payroll, social security, social contribution, unemployment compen sation, disability, transfer, sales, use, excise, gross receipts, value-added and all other material taxes of any kind for which Seller has any liability imposed by any Governmental Authority, whether disputed or not.

“Third Person” means any Person other than Seller or Buyer or their respective Affiliates.

“Third Person Claim” is defined in Section 7.2(b).

“Threshold Amount” is defined in Section 7.4.

ARTICLE II
PURCHASE AND SALE

2.1

Purchase and Sale. Buyer hereby purchases from Seller, and Seller hereby sells, conveys, transfers, assigns and delivers, or causes to be sold, conveyed, transferred, assigned and delivered, to Buyer free and clear of all Liens, claims and encumbrances, all of Seller’s right, title and interest in and to all tangible and intangible assets for the Business, including, but not limited to, all inventory, product samples, intellectual property, machinery, assembly manuals, trade names, and any rights to purchase or use same, together with all books, historical records and files, relating only to the Business (the “Purchased Assets”):

If Seller cannot transfer title to any of the Purchased Assets or assign any contracts arising out of the operation of the Business (the “Assumed Contracts”) because of restrictions imposed by applicable Laws or otherwise, Seller will use commercially reasonable efforts to provide Buyer with all of the economic benefits of ownership of such Purchased Assets or Assumed Contracts to the extent permitted by applicable Laws.

The purchase price for the Purchased Assets shall be the issuance of 660,000 shares of Series B Preferred Stock and 5,838,000 shares of restricted common stock of Buyer (the “Purchase Price”).

The Purchase Price shall be paid within 2 month of the date of closing.

2.2

No Assumption of Liabilities.  Except as otherwise expressly provided herein, Buyer shall not assume or become responsible for any liabilities or obligations of Seller.

2.3

Closing.  Subject to the terms and conditions set forth in this Agreement, the closing of the purchase and sale of the Purchased Assets “Closing”) shall take place at the offices of Buyer’s attorney, or at such other location and on such other date as Seller and Buyer may mutually agree, on August 4, 2016 (the “Closing Date”).

2.4

Closing Deliveries.

(a)

Closing Deliveries by Seller.  Seller shall deliver to Buyer at the Closing the items listed below:

(i)

a Bill of Sale, Corporate Resolution and Officer’s Certificate, all duly executed by Seller in a form acceptable to Buyer and its counsel; and

(ii)

such other instruments of conveyance and transfer, in form reasonably satisfactory to Buyer and its counsel, as shall be necessary and effective to transfer and assign to, and vest in, Buyer all of Seller’s right, title and interest in and to the Purchased Assets;

(b) Closing Deliveries by Buyer.  Buyer shall execute at the Closing the items listed above which are required to be executed by Buyer, and deliver to Seller at the Closing the items below:

(i)

the Purchase Price in accordance with Section 2.1;

(ii)

Officer’s Certificate setting forth the authority to enter into the proposed transaction and that such transaction shall not be a violation of any other obligations of the Buyer.

2.5

Post-Closing Transitional Provisions.  The Seller will fully and reasonably cooperate with the Buyer in the transition of the Business from the Seller to the Buyer in such a manner so as to preserve the relationships and continuity of the Business.

ARTICLE III
SELLER’S REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to Buyer that:

3.1

Existence; Authorization. Seller is an entity validly existing under the laws of the jurisdiction of its formation.  The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby are within Seller’s corporate or similar powers and have been duly authorized by all necessary corporate or similar action on the part of Seller.  This Agreement does, and upon execution and delivery in connection with the Closing, will, constitute a valid and binding agreement of Seller.

3.2

Non-contravention.  The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate in any material respect any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation or to a loss of any material benefit relating to the Purchased Assets to which Seller is entitled under any provision of any agreement or other instrument binding upon Seller or (iii) result in the creation or imposition of any Lien on any Purchased Asset.

3.3

Title.  Seller has good title to all Purchased Assets.  No Purchased Asset is subject to any Lien.

ARTICLE IV
BUYER’S REPRESENTATIONS AND WARRANTIES

Buyer represents and warrants that:

4.1

Existence; Authorization.  Buyer is a company validly existing under the laws of the jurisdiction of its formation.  The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby are within the corporate or similar powers of Buyer and have been duly authorized by all necessary corporate or similar action on the part of Buyer.  This Agreement does, and upon execution and delivery in connection with the Closing, will, constitute a valid and binding agreement of Buyer.

4.2

Non-contravention.  The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby does not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, or (ii) require any consent or other action by any Person under, constitute a default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation or to a loss of any material benefit to which Buyer is entitled under any provision of any agreement or other instrument binding upon Buyer.

4.3

Confidentiality.

(a)

Seller may, directly or indirectly, provide non-public information to Buyer and Buyer may, directly or indirectly, provide non-public information to Seller; and such information, as well as non-public information previously disclosed by Seller to Buyer, shall be treated as Confidential Information.  Such Confidential information shall be kept confidential by the recipient and protected against disclosure with at least the same degree of security that the recipient utilizes to protect its own confidential information.  The recipient shall not utilize such Confidential Information for any purpose other than fulfilling its obligations under this Agreement.

(b)

Notwithstanding the foregoing, obligations of confidentiality and non-use with respect to Confidential Information shall remain in place for so long as the applicable Confidential Information constitutes and retains its status as protectable confidential information under applicable law.  Confidential Information shall include all information provided hereunder in writing, orally, visually and/or observed while on the premises of either  party or their affiliates, except any portion thereof which:

(i)

is known to the recipient, as evidenced by its written records, prior to recipient thereof from the disclosing party;

(ii)

is disclosed to the recipient by a third person after execution of this Agreement, and that third person has a legal right to make such disclosure;

(iii)

is or becomes part of the public domain other than through breach of this Agreement, and that third person has a legal right to make such disclosure

(iv)

is independently developed by or for the recipient as evidenced by its written records, without reference to Confidential Information received from the disclosing party.

(c)

If, in the reasonable opinion of the recipient’s counsel, any of the disclosing party’s Confidential Information is required to be disclosed pursuant to law, regulation or court order, the recipient shall give the disclosing party prompt, written notice (and in any case at least five (5) business days’ notice) in order to allow the disclosing party to take whatever action it deems necessary to protect its Confidential Information.  In the event that no protective order or other remedy is obtained, or the disclosing party waives compliance with the terms of this Agreement, recipient shall furnish only that portion of the Confidential Information which recipient is advised by counsel is legally required.

(d)

Buyer shall not disclose the existence or terms of this Agreement or use the name, or any trademark, service mark or logo of Seller in any publicity, advertising or information release, which is disseminated to any third person or the general public, without the prior written approval of Seller.

The foregoing notwithstanding, Seller, nor any of its principals, shareholders, officers, director, employees, consultants, agents and affiliates, may make any public statements about the Buyer or the Business without the express written consent of the Buyer.  Similarly, the Seller, nor any of its principals, officers, director, employees, consultants, agents and affiliates have the authority to bind the Buyer in any respect.

4.4

Independent Investigation.  Buyer acknowledges that it has knowledge and experience in transactions of this type and in the evaluation, operation, use and ownership of assets such as the Purchased Assets, and is therefore capable of evaluating the risks and merits of purchasing, operating, using and owning the Purchased Assets.  Buyer represents that it has had an opportunity to undertake such investigation of the Purchased Assets as it deems necessary or appropriate, and to examine and review such records, documents, reports and other information of Seller as it deems relevant to the consummation of the transactions contemplated by this Agreement.  Buyer acknowledges and agrees that Seller and its respective representatives make no representation or warranty of any nature (whether express, implied or statutory), and that Seller and such representatives shall have no liability or responsibility for the Purchased Assets, except as expressly set forth in this Agreement.

ARTICLE V
COVENANTS OF BUYER

Buyer, for itself and on behalf of its Affiliates, hereby covenants and agrees that:

5.1

Access.  On and after the Effective Date, the Parties will afford promptly to one another and their agents reasonable access to their properties, books, records, and employees to the extent necessary to permit the Parties to determine any matter relating to their rights and obligations hereunder or to any period ending on or before the Closing Date (for example, for purposes of  any tax or accounting audit or any claim or litigation matter); provided that any such access will not unreasonably interfere with the conduct of the business of any Party.

ARTICLE VI
COVENANTS OF BUYER AND SELLERS

6.1

Reasonable Best Efforts; Further Assurances.  Subject to the terms and conditions of this Agreement, Buyer and Seller (i) will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or appropriate under applicable laws and regulations to consummate the transactions contemplated by this Agreement, and (ii) agree to execute and deliver, or cause to be executed and delivered, such other documents, certificates, agreements and other writings as may be reasonably necessary after the Closing to implement expeditiously the transactions contemplated by this Agreement and transfer the Purchased Assets to Buyer.

6.2

Certain Actions.  Seller and Buyer shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any of the Purchased Assets, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

ARTICLE VII
SURVIVAL; INDEMNIFICATION

7.1

Survival.  Each Party’s representations and warranties shall survive the Closing for one (1) years following the Closing Date.

7.2

Indemnification.

(a)

For a period of nine (9) months from the Closing Date, Seller shall indemnify Buyer and its Affiliates and their respective officers, directors, employees, shareholders, agents, representatives and advisors from any and all Damages incurred or suffered by Buyer arising out of any material misrepresentation or breach of warranty or material breach of covenant or agreement made or to be performed by Seller pursuant to this Agreement; except that Seller is not liable under this Section 7.2(a) unless the aggregate amount of Damages exceeds Five Thousand Dollars ($5,000.00).

(b)

For a period of nine (9) months from the Closing Date, Buyer shall indemnify Seller and its Affiliates and their respective officers, directors, employees, shareholders, agents, representatives and advisors from any and all Damages they incur or suffer arising out of any material misrepresentation or breach of warranty or material breach of covenant or agreement made or to be performed by Buyer pursuant to this Agreement; except that Buyer is not liable under this Section 7.2(b) unless the aggregate amount of Damages exceeds Five Thousand Dollars ($5,000.00).

7.3

Procedures.

(a)

The party seeking indemnification under Section 7.2 (the “Indemnified Party”) agrees to give prompt notice to the party against whom indemnity is sought (the “Indemnifying Party”) of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section and will provide the Indemnifying Party such information with respect thereto that the Indemnifying Party may reasonably request. The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have adversely prejudiced the Indemnifying Party.

(b)

The Indemnifying Party shall be entitled at its expense to control and appoint lead counsel for any claim asserted by any Third Person (“Third Person Claim”).

(c)

The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld), (i) settle any Third Person Claim, unless the settlement releases the Indemnified Party from all liabilities and obligations with respect to such Third Person Claim, or (ii) consent to entry of any judgment (or make any admission in connection therewith) against such Indemnified Party which does not include as an unconditional term thereof the release of the Indemnified Party from all liability with respect thereto or which imposes injunctive or other equitable relief against the Indemnified Party.  The Indemnified Party shall be entitled at its expense to participate in the defense of such Third Person Claim and to employ separate counsel of its choice for such purpose.  The Indemnified Party shall not settle any claim (or make any admission or concession in connection therewith) without the prior written consent of the Indemnifying Party.

(d)

If the Indemnifying Party notifies the Indemnified Party in accordance with Section 7.3(b) that the Indemnifying Party intends to defend the Indemnified Party with respect to a Third Person Claim pursuant to this Section 7.3, upon request by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in defending or settling the Third Person Claim (including by furnishing or causing to be furnished such records, information and testimony, and attending such conferences, discovery proceedings, hearings, trials or appeals), the defense or settlement of which the Indemnifying Party elects to control, as may be reasonably requested in connection therewith, and, if appropriate and related to the Third Person Claim in question, in making any counterclaim against the Person asserting the Third Person Claim, or any cross-claim against any Person.

7.4

Calculation of Damages.

(a)

The amount of any Damages payable under Section 7.2 by the Indemnifying Party shall be net of any amounts recovered or recoverable by the Indemnified Party under applicable insurance policies.

(b)

The Indemnifying Party shall not be liable under Section 7.2 for any (i) consequential or punitive Damages or (ii) Damages for lost profits.

(c)

Each Party agrees that, for so long as such Party has any right of indemnification under ARTICLE VII, it will not, and agrees to use commercially reasonable efforts to ensure that its Affiliates do not, voluntarily or by discretionary action, accelerate the timing of, or increase the cost, of any obligation of any other party under ARTICLE VII, except to the extent that such action is taken (i) for a reasonable legitimate purpose and not with a purpose of discovering a condition that would constitute a breach of any representation or warranty, covenant or agreement of the other party hereto or (ii) in response to discovery by such party without violation of clause (i) above, of meaningful evidence of a condition that constitutes a breach of any representation, warranty, covenant or agreement of any other party hereunder (any such voluntary or discretionary action, other than as so excepted, constituting a “Prohibited Action”).  Notwithstanding anything to the contrary herein, an Indemnifying Party shall not be obligated to indemnify an Indemnified Party for any Damages to the extent arising from any Prohibited Action.

7.5

Assignment of Claims.  If the Indemnified Party receives any payment from an Indemnifying Party in respect of any Damages pursuant to Section 7.2 and the Indemnified Party could have recovered all or a part of such Damages from a Third Person (a “Potential Contributor”) based on the underlying claim asserted against the Indemnifying Party, the Indemnified Party shall assign such of its rights to proceed against the Potential Contributor as are necessary to permit the Indemnifying Party to recover from the Potential Contributor the amount of such payment.

7.6

Non-Competition.  Seller, its officers, directors, consultants and principal shareholders shall not, for a period of five (5) years following the termination of this agreement, compete, directly or indirectly, whether through the Seller or as a consultant, advisor, employee, officer or independent contractor of any person conducting, with the activities as the Business.

ARTICLE VIII
DISCLAIMERS AND WAIVERS

8.1

No Other Representations. EXCEPT FOR SELLER’S EXPRESS REPRESENTATIONS CONTAINED IN THIS AGREEMENT, THE PURCHASED ASSETS ARE SOLD, AND BUYER ACCEPTS THEM “AS IS, WHERE IS, WITH ALL FAULTS.”  SELLER'S EXPRESS REPRESENTATIONS CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, WITH RESPECT TO THE PURCHASED ASSETS.

8.2

Disclaimer of Liability.  EXCEPT TO THE EXTENT OF SELLER’S EXPRESS REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS CONTAINED IN THIS AGREEMENT, SELLER EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY WAIVES, ANY LIABILITY OR RESPONSIBILITY OF SELLER OR ITS AFFILIATES FOR ALL REPRESENTATIONS AND WARRANTIES,

EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED OR STATUTORY, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONDITION OF THE PURCHASED ASSETS OR ANY PART THEREOF OR THE CURRENT OR FUTURE BUSINESS RELATING TO THE PURCHASED ASSETS.

ARTICLE IX
MISCELLANEOUS

9.1

Notices.  All notices, requests and other communications to any Party hereunder must be in writing (including facsimile transmission) and be given or delivered personally, by facsimile with confirmation of receipt, by mail (first class, postage prepaid), or by overnight delivery using a globally-recognized carrier, to the Parties at the following addresses:

if to Buyer:

Michael James Enterprises, Inc.

784 Morris Turnpike, # 334

Short Hills, New Jersey  07078

Attention: James Farinella

Phone: (908) 204-0004

Facsimile: (866) 561-5735

with a copy to:

Wolfgang Heimerl, Esq.

Heimerl law Firm

32 Dumont Road, P.O. Box 964

Far Hills, NJ  07931

Tel  (908) 470-0200

Fax (908) 470-0201

If to any Seller:

RP Capital Group, Ltd.

33 Chester Street

London SW1X 7BH, United Kingdom

Attention:

Phone:

Facsimile:

with a copy to:

_________________

_________________

_________________

Tel

Fax

or to such other representative or at such other address of a Party as that Party may furnish to the other Party in writing.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

9.2

Severability.  If a court of competent jurisdiction holds that any provision in this Agreement is invalid, the invalid provision will in no way affect any other provision in this Agreement.

9.3

Amendments and Waivers.  This Agreement may not be modified or amended except by an instrument or instruments in writing signed by all parties.  Any Party may, only by an instrument in writing, waive compliance by another Party with any term or provision of this Agreement on the part of that other Party to be performed or complied with.  Any Party’s waiver of a breach of any term or provision of this Agreement will not be construed as a waiver of any subsequent breach.

9.4

Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with negotiating, preparing and executing this Agreement shall be paid by the Party incurring such cost or expense.

9.5

Successors and Assigns.  This Agreement binds and inures to the benefit of, the Parties and their successors and permitted assigns.  RP may assign or delegate its rights or obligations under this Agreement to an entity owned or controlled by RP without the written consent of Buyer.  Any other assignment requires the written consent of the other Party, which consent may be withheld by the other Party in its sole and absolute discretion.

9.6

Governing Law; Jurisdiction.  The laws of the State of New Jersey govern all matters arising out of or relating to this Agreement.  Any litigation relating to this Agreement shall take place in the Superior Court of New Jersey or the United States District Court for the District of New Jersey.  Buyer consents to the exercise of jurisdiction over it in any action initiated by Seller against Buyer relating to the subject matter of this Agreement; such jurisdiction to be exercised upon service of a summons and complaint by certified mail, return receipt requested, or by a nationally recognized overnight delivery service, directed to Buyer's address as set forth above.

9.7

Counterparts.  The Parties may execute this Agreement in counterparts, each of which is deemed an original and all of which together constitute but one and the same instrument.

9.8

Third Party Beneficiaries.  Subject to Section 7.2, this Agreement is not intended to confer upon any Third Person any rights or remedies under this Agreement, and no Person, other than the Parties is entitled to rely on any representation, warranty, covenant, or agreement contained in this Agreement.

9.9

Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement.  The rights and remedies in this Agreement are cumulative and not exclusive of any rights or remedies provided by law, at equity, by statute, or otherwise.

9.10

Captions.  The captions are included for convenience of reference only.

9.11

Electronic and Facsimile Signatures.  Any signature page delivered electronically or by facsimile (including without limitation transmission in .pdf or other fixed image form) shall be binding to the same extent as an original signature page.

IN WITNESS WHEREOF, The Parties have executed this Agreement as of the date first written above.

RP CAPITAL GROUP

By:

_______________________________

MICHAEL JAMES ENTERPRISES, INC.

By:

     James Farinella, CEO

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